Debt (Tables)	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Short Term Borrowings

The Company’s short-term borrowings consist of the following:

	2016	2015

Bank indebtedness [i]	$8	$25
Commercial paper [ii]	615	—

	$623	$25

[i]

In the third quarter of 2016, the Company entered into an agreement for a credit facility that is drawn in euros. The Company is required to secure any amounts drawn on the facility with a USD cash deposit of 105% of the outstanding euro balance. As of December 31, 2016, the gross amount outstanding under the credit facility was $185 million [€175 million]. The credit agreement includes a netting arrangement with the bank that provides for the legal right of setoff. Accordingly, as at December 31, 2016, this liability balance was offset against the related restricted cash deposit of $194 million. The remaining net cash deposit of $9 million was included in the prepaid expenses and other balance, and is restricted under the terms of the loan.

[ii]

During 2016, the Company established a U.S. commercial paper program [the “U.S. Program”] and a euro-commercial paper program [the “euro-Program”]. Under the U.S. Program, the Company may issue U.S. commercial paper notes [the “U.S. notes”] up to a maximum aggregate amount of U.S. $500 million. The U.S. Program is supported by the Company’s existing global credit facility. The proceeds from the issuance of the U.S. notes are being used for general corporate purposes. As at December 31, 2016, $295 million of U.S notes were outstanding, with a weighted-average interest rate of 1.04%, and maturities generally less than three months.

Under the euro-Program, the Company may issue euro-commercial paper notes [the “euro notes”] up to a maximum aggregate amount of €500 million or its equivalent in alternative currencies. The euro notes issued are being guaranteed by the Company’s existing global credit facility. The proceeds from the issuance of the euro notes are being used for general corporate purposes. As of December 31, 2016, $320 million [€304 million] of euro notes were outstanding, with a negative weighted-average interest rate of 0.07%, and maturities generally less than three months.

Schedule of Company's Long-Term Debt
[a]	The Company’s long-term debt, which is substantially uncollateralized, consists of the following:

	2016	2015

Senior Notes [note 17 [c]]
$750 million Senior Notes due 2024 at 3.625%	$746	$745
$650 million Senior Notes due 2025 at 4.150%	643	643
€550 million Senior Notes due 2023 at 1.900%	576	592
Cdn$425 million Senior Notes due 2022 at 3.100%	315	305
Bank term debt at a weighted average interest rate of approximately 7.3% [2015 – 8.1%], denominated primarily in Indian rupee, Chinese renminbi, euro and Brazilian real	117	202
Government loans at a weighted average interest rate of approximately 2.53% [2015 – 3.7%], denominated primarily in euro, Canadian dollar and Brazilian real	92	9
Other	44	42

	2,533	2,538
Less due within one year	139	211

	$2,394	$2,327

Schedule of Future Principal Repayments on Long-Term Debt
[b]	Future principal repayments on long-term debt are estimated to be as follows:

2017	$139
2018	39
2019	26
2020	22
2021	20
Thereafter	2,287

$2,533

Interest Expense, Net
[e]	Interest expense, net includes:

	2016	2015

Interest expense
Current	$22	$20
Long-term	78	38

	100	58
Interest income	(12)	(14)

Interest expense, net	$88	$44

Company's Commitments under Operating Leases and Requiring Annual Rental Payments
[g]	At December 31, 2016, the Company had commitments under operating leases requiring annual rental payments as follows:

Total

2017	$277
2018	237
2019	208
2020	183
2021	164
Thereafter	586

$1,655